Other Operational Loss	12 Months Ended
Dec. 31, 2011
Other Operational Loss (Abstract)
Other Operational Loss
11.        Other Operational Loss:

On September 29, 2010, the Company agreed with a third party to sell a 45% interest in the future proceeds related to the recovery of certain of the commercial claims against a consideration of $5,000 (Note 16(a) and Note 16(d)). During the year ended December 31, 2011 the Company paid $4,050 to the third party relating to the settlement of one of the legal cases included in the above mentioned agreement. This amount is presented in "Other operational loss" in the accompanying consolidated statements of operations. For the years ended December 31, 2009 and 2010, no other operational loss was recorded.